Exhibit 99.1

W. P. Carey Inc. Announces Pricing of €600 Million of Senior Unsecured Notes

NEW YORK, Nov. 12, 2024 -- W. P. Carey Inc. (NYSE: WPC, the “Company”) announced today that it has priced an underwritten public offering of €600 million aggregate principal amount of 3.700% Senior Notes due 2034 (the “Notes”). The Notes were offered at 98.880% of the principal amount. Application has been made for the Notes to be admitted to the Official List of the Irish Stock Exchange plc, trading as Euronext Dublin, and traded on the Global Exchange Market of Euronext Dublin; any listing is subject to approval by Euronext Dublin.

Interest on the Notes will be paid annually on November 19 of each year, beginning on November 19, 2025. The offering of the Notes is expected to settle on November 19, 2024, subject to customary closing conditions. The Company intends to use the net proceeds from the offering for general corporate purposes, including to fund potential future investments (including acquisitions and development and redevelopment activities) and to repay certain indebtedness, including amounts outstanding under its $2.0 billion unsecured revolving credit facility and all or a portion of its $450 million in aggregate principal amount outstanding under its 4.00% Senior Notes due February 2025.

Barclays Bank PLC, BNP PARIBAS, J.P. Morgan Securities plc and Bank of Montreal, London Branch, acted as joint book-running managers for the Notes offering.

A registration statement relating to the Notes has been filed with the Securities and Exchange Commission (the “SEC”) and has become effective under the Securities Act of 1933, as amended (the "Securities Act"). The offering is being made by means of a prospectus supplement and prospectus. Before making an investment in the Notes, potential investors should read the prospectus supplement and the accompanying prospectus for more complete information about the Company and the offering. Potential investors may obtain these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, potential investors may obtain copies, when available, by contacting: Barclays Bank PLC, toll-free at +1-866-603-5847, BNP PARIBAS, toll-free at +1-800-854-5674 and J.P. Morgan Securities plc, collect at +44 (0) 20 7134 2468.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any offer or sale of the Notes will be made only by means of a prospectus supplement relating to the offering and the accompanying prospectus.

This press release is only being communicated (i) to persons who are outside the United Kingdom, (ii) in the United Kingdom, to persons who are qualified investors, being persons falling within the meaning of Article 2(e) of Prospectus Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018, and who are also persons falling within Article 19(5) (“Investment professional”) or Article 49(2) (a) to (d) (“high net worth companies, unincorporated associations etc.”) of The Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended) or (iii) to persons to whom this press release may otherwise be lawfully communicated (all such persons together being referred to as “relevant persons”). This press release is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this press release relates is available only to relevant persons and will be engaged in only with relevant persons.

W. P. Carey Inc.

W. P. Carey Inc. is an internally-managed diversified REIT and a leading owner of commercial real estate, net leased to companies located primarily in the United States and Northern and Western Europe on a long-term basis. The vast majority of the Company’s revenues originate from lease revenue provided by its real estate portfolio, which is comprised primarily of single-tenant industrial, warehouse and retail facilities that are critical to its tenants’ operations and represent the large majority of the Company’s recent investments.

Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act and the Securities Exchange Act of 1934 (as amended), both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding: expectations of the Company surrounding the impact of the broader macroeconomic environment and the ability of the Company’s tenants to pay rent; the Company’s financial condition, liquidity, creditworthiness, results of operations, funds from operations, adjusted funds from operations and prospects; the Company’s future capital expenditure and leverage levels, debt service obligations, and plans to fund the Company’s liquidity needs; prospective statements regarding the Company’s access to the capital markets, including its “at-the-market” program; statements that the Company makes regarding its ability to remain qualified for taxation as a real estate investment trust; the Company’s potential reorganization into an umbrella partnership real estate investment trust and its impact; and the impact of recently issued accounting pronouncements and other regulatory activity. Forward looking statements are generally identified by the use of words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions.

These statements are based on the current expectations of the Company’s management, and it is important to note that the Company’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable risks or uncertainties, like the risks related to fluctuating interest rates, the impact of inflation on the Company and its tenants, the effects of pandemics and global outbreaks of contagious diseases, and domestic or geopolitical crises, such as terrorism, military conflict, war or the perception that hostilities may be imminent, political instability or civil unrest, or other conflict, could also have material adverse effects on the Company’s business, financial condition, liquidity, results of operations, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties, and other factors that may materially affect the Company’s future results, performance, achievements, or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in the forward-looking statements contained herein is included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024, as filed with the SEC on October 30, 2024, as well as in the Company’s other filings with the SEC, including but not limited to those described in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on February 9, 2024. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this communication, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, the Company does not undertake to revise or update any forward-looking statements.

Institutional Investors:
Peter Sands
W. P. Carey Inc.
212-492-1110
institutionalir@wpcarey.com

Press Contact:
Anna McGrath

W. P. Carey Inc.

212-492-1166

amcgrath@wpcarey.com